Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD FIRST QUARTER RESULTS

Revenue Increases 13.1% to $5.7 Billion

Income From Continuing Operations Increases 29.8% to $108.0 million

Earnings Per Share From Continuing Operations Increases 29.9% to $1.26

BLOOMFIELD HILLS, MI, April 25, 2018 –  Penske Automotive Group, Inc. (NYSE:PAG), an international transportation services company, today announced record first quarter results. For the three months ended March 31, 2018, income from continuing operations attributable to common shareholders increased 29.8% to $108.0 million, and related earnings per share increased 29.9% to $1.26 when compared to the same period last year. The results for the three months ended March 31, 2018 include a net benefit totaling $1.0 million after tax, or $0.01 per share, consisting of a $6.4 million net gain related to several retail automotive dealership actions including the sale of five locations and the termination of several franchises, partially offset by valuation adjustments on certain properties totaling $5.4 million.

On January 1, 2018, the company adopted ASC 606 for revenue recognition. The net impact of adopting ASC 606 in the first quarter of 2018 was an increase to net income of $0.4 million. Additionally, as a result of tax reform enacted in 2017, the company’s effective tax rate in the first quarter of 2018 was 25.4% compared to 33.0% in the first quarter of 2017.

Total automotive retail unit volume increased 6.4% and total revenue increased 13.1% to $5.7 billion. Excluding foreign exchange, total revenue increased 7.3%. Foreign exchange positively impacted earnings per share by $0.06 during the first quarter.

“I’m pleased to report another quarter of record results,” said Penske Automotive Group Chairman Roger S. Penske. “The record results were driven by outstanding performance across each area of our business, demonstrating the strength of our diversified transportation services model.  A  6.4% increase in retail automotive unit sales, a 37.7% same-store retail revenue increase in the company’s North American retail commercial truck business, the growth of the stand-alone used vehicle supercenter operations, and

1

the investment in Penske Truck Leasing contributed to the record first quarter. Furthermore, I am particularly pleased to report a 100 basis point improvement in selling, general and administrative expenses as a percent of gross profit and gross profit flow-through of nearly 32%, demonstrating the strong expense leverage our model is capable of producing.”

Automotive Retail Highlights of the First Quarter

•	Retail Unit Sales +6.4% to 132,490

➢	New Retail Units -4.7%
➢	Used Retail Units +17.6%

•	Same-Store Retail Unit Sales +0.4% to 111,240

➢	New Retail Units -1.6%
➢	Used Retail Units +2.5%

•	Same-Store Retail Revenue +8.5%; Excluding Foreign Exchange +2.7%

➢	New +6.7%; Used +11.4%; Finance & Insurance +10.4%; Service and Parts +8.0%

•	Same-Store Average Gross Profit Per Unit

➢	New $3,039, +$110/unit; Gross Margin 7.4%, -30 basis points

▪	Excluding Foreign Exchange $2,864, -$65/unit

➢	Used $1,607, +$57/unit; Gross Margin 5.5%, -30 basis points

▪	Excluding Foreign Exchange $1,515, -$35/unit

➢	Finance & Insurance $1,238, +$113/unit

▪	Excluding Foreign Exchange $1,177, +$52/unit

•	Same-Store Variable Gross Profit Per Unit $3,590, +$183/unit

➢	Excluding Foreign Exchange $3,394, -$13/unit

Retail Commercial Truck Operations

For the three months ended March 31, 2018,  the company’s retail commercial truck operations retailed  2,105 units, generated $292.4 million of revenue, and $46.6 million of gross profit.  On a same-store basis, total units retailed increased 39.7% and retail revenue increased 37.7% for the three months ended March 31, 2018, including a 15.1% increase in service and parts revenue. Fixed cost absorption improved to 120.7% from 115.5% for the same period last year.

Penske Truck Leasing

Penske Truck Leasing Co., L.P. (“PTL”) is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. During 2017, the company increased its ownership

2

interests in PTL by 5.5%, bringing our total ownership interest in PTL to 28.9%. The company accounts for its ownership interest in PTL using the equity method of accounting. For the three months ended March 31, 2018, PTL generated $1.5 billion in operating revenue and net income of $55.0 million. The company recorded $16.0 million in earnings from this investment, representing an increase of 34.5%, during the three months ended March 31, 2018.

Dividend and Share Repurchases

On January 30, 2018, the company announced that its Board of Directors increased the dividend to its common stock shareholders to $0.34 per share, the twenty-seventh consecutive increase in the quarterly dividend.

During the three months ended March 31, 2018, the company repurchased 1,133,016 shares for $50.0 million, or an average of $44.13 per share. As of March 31, 2018, the Company had remaining share repurchase authorization of approximately $150.0 million.

Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the first quarter of 2018 on Wednesday,  April 25, 2018, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 230-1074 [International, please dial (612) 234-9959]. The call will also be simultaneously broadcast over the Internet through the Investor Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the first quarter 2018 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc.,  (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 26,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s

3

disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales and earnings potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates and foreign currency exchange rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters such as the recent hurricanes, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10‑K for the year ended December 31, 2017, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com

Engage Penske Automotive: http://www.penskesocial.com

Like Penske Automotive on Facebook: https://facebook.com/penskecars

Follow Penske Automotive on Twitter: https://twitter.com/penskecars

Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

4

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

(Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended
	March 31,		2018 vs. 2017
	2018	2017	Change	% Change
Revenue	$5,746.9	$5,081.1	$665.8	13.1%
Cost of Sales	4,882.5	4,306.8	575.7	13.4%
Gross Profit	$864.4	$774.3	$90.1	11.6%
SG&A Expenses	663.1	601.7	61.4	10.2%
Depreciation	25.6	22.4	3.2	14.3%
Operating Income	$175.7	$150.2	$25.5	17.0%
Floor Plan Interest Expense	(18.9)	(13.7)	5.2	38.0%
Other Interest Expense	(29.8)	(25.0)	4.8	19.2%
Equity in Earnings of Affiliates	17.3	13.2	4.1	31.1%
Income from Continuing Operations Before Income Taxes	$144.3	$124.7	$19.6	15.7%
Income Taxes	(36.6)	(41.1)	(4.5)	(10.9)%
Income from Continuing Operations	$107.7	$83.6	$24.1	28.8%
Income (Loss) from Discontinued Operations, net of tax	0.1	(0.6)	(0.7)	nm
Net Income	$107.8	$83.0	$24.8	29.9%
Less: (Loss) Income Attributable to Non-Controlling Interests	(0.3)	0.4	(0.7)	nm
Net Income Attributable to Common Shareholders	$108.1	$82.6	$25.5	30.9%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$107.7	$83.6	$24.1	28.8%
Less: (Loss) Income Attributable to Non-Controlling Interests	(0.3)	0.4	(0.7)	nm
Income from Continuing Operations, net of tax	$108.0	$83.2	$24.8	29.8%
Income (Loss) from Discontinued Operations, net of tax	0.1	(0.6)	(0.7)	nm
Net Income Attributable to Common Shareholders	$108.1	$82.6	$25.5	30.9%
Income from Continuing Operations Per Share	$1.26	$0.97	$0.29	29.9%
Income Per Share	$1.26	$0.96	$0.30	31.3%
Weighted Average Shares Outstanding	86.0	85.6	0.4	0.5%

nm – not meaningful

5

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	March 31,	December 31,
	2018	2017
Assets:
Cash and Cash Equivalents	$52.8	$45.7
Accounts Receivable, Net	1,035.4	954.9
Inventories	3,972.2	3,944.1
Other Current Assets	105.0	81.8
Total Current Assets	5,165.4	5,026.5
Property and Equipment, Net	2,173.5	2,108.6
Intangibles	2,213.2	2,134.5
Other Long-Term Assets	1,290.9	1,271.0
Total Assets	$10,843.0	$10,540.6

Liabilities and Equity:
Floor Plan Notes Payable	$2,355.6	$2,343.2
Floor Plan Notes Payable – Non-Trade	1,413.8	1,418.6
Accounts Payable	720.5	641.6
Accrued Expenses	563.9	523.5
Current Portion Long-Term Debt	84.3	72.8
Liabilities Held for Sale	0.7	0.7
Total Current Liabilities	5,138.8	5,000.4
Long-Term Debt	2,136.9	2,090.4
Other Long-Term Liabilities	1,072.9	1,021.8
Total Liabilities	8,348.6	8,112.6
Equity	2,494.4	2,428.0
Total Liabilities and Equity	$10,843.0	$10,540.6

6

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2018	2017
Geographic Revenue Mix:
North America	53.0%	56.5%
U.K.	38.2%	35.9%
Other International	8.8%	7.6%
Total	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$5,296.0	$4,756.4
Retail Commercial Trucks	292.4	211.7
Commercial Vehicles Australia/Power Systems and Other	158.5	113.0
Total	$5,746.9	$5,081.1

Gross Profit: (Amounts in Millions)
Retail Automotive	$778.3	$708.3
Retail Commercial Trucks	46.6	36.4
Commercial Vehicles Australia/Power Systems and Other	39.5	29.6
Total	$864.4	$774.3

Gross Margin:
Retail Automotive	14.7%	14.9%
Retail Commercial Trucks	15.9%	17.2%
Commercial Vehicles Australia/Power Systems and Other	24.9%	26.2%
Total	15.0%	15.2%

	Three Months Ended
	March 31,

	2018	2017
Operating Items as a Percentage of Revenue:
Gross Profit	15.0%	15.2%
Selling, General and Administrative Expenses	11.5%	11.8%
Operating Income	3.1%	3.0%
Income from Continuing Operations Before Income Taxes	2.5%	2.5%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	76.7%	77.7%
Operating Income	20.3%	19.4%

	Three Months Ended
	March 31,

(Amounts in Millions)	2018	2017

EBITDA*	$199.7	$172.1
Floorplan Credits	$8.5	$8.3
Rent Expense	$57.9	$53.4
Capital Expenditures	$64.7	$36.9
Stock Repurchases	$50.0	$2.7

* See the following Non-GAAP reconciliation table.

7

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data

(Unaudited)

	Three Months Ended
	March 31,		2018 vs. 2017
	2018	2017	Change	% Change
Retail Automotive Units:
New Retail	59,262	62,188	(2,926)	(4.7)%
Used Retail	73,228	62,284	10,944	17.6%
Total	132,490	124,472	8,018	6.4%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,446.8	$2,307.4	$139.4	6.0%
Used Vehicles	1,866.8	1,541.0	325.8	21.1%
Finance and Insurance, Net	160.8	137.4	23.4	17.0%
Service and Parts	543.5	498.9	44.6	8.9%
Fleet and Wholesale	278.1	271.7	6.4	2.4%
Total Revenue	$5,296.0	$4,756.4	$539.6	11.3%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$183.2	$177.1	$6.1	3.4%
Used Vehicles	109.7	94.1	15.6	16.6%
Finance and Insurance, Net	160.8	137.4	23.4	17.0%
Service and Parts	318.1	293.7	24.4	8.3%
Fleet and Wholesale	6.5	6.0	0.5	8.3%
Total Gross Profit	$778.3	$708.3	$70.0	9.9%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$41,288	$37,103	$4,185	11.3%
Used Vehicles	25,493	24,742	751	3.0%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$3,091	$2,848	$243	8.5%
Used Vehicles	1,498	1,512	(14)	(0.9)%
Finance and Insurance	1,213	1,104	109	9.9%
Total Variable Gross Profit Per Vehicle (1)	3,424	3,283	141	4.3%

Retail Automotive Gross Margin:
New Vehicles	7.5%	7.7%	(0.2)%	(2.6)%
Used Vehicles	5.9%	6.1%	(0.2)%	(3.3)%
Service and Parts	58.5%	58.9%	(0.4)%	(0.7)%
Fleet and Wholesale	2.3%	2.2%	0.1%	4.5%
Total Gross Margin	14.7%	14.9%	(0.2)%	(1.3)%

Retail Automotive Revenue Mix Percentages:
New Vehicles	46.2%	48.5%	(2.3)%	(4.7)%
Used Vehicles	35.2%	32.4%	2.8%	8.6%
Finance and Insurance, Net	3.0%	2.9%	0.1%	3.4%
Service and Parts	10.3%	10.5%	(0.2)%	(1.9)%
Fleet and Wholesale	5.3%	5.7%	(0.4)%	(7.0)%
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	23.5%	25.0%	(1.5)%	(6.0)%
Used Vehicles	14.1%	13.3%	0.8%	6.0%
Finance and Insurance, Net	20.7%	19.4%	1.3%	6.7%
Service and Parts	40.9%	41.5%	(0.6)%	(1.4)%
Fleet and Wholesale	0.8%	0.8%	—%	—%
Total	100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail automotive unit sales.

8

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2018	2017
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	22%	23%
Audi	14%	14%
Mercedes-Benz	10%	10%
Land Rover / Jaguar	9%	8%
Porsche	6%	6%
Ferrari / Maserati	3%	3%
Lexus	2%	3%
Acura	1%	1%
Bentley	1%	1%
Others	2%	1%
Total Premium	70%	70%
Volume Non-U.S.:
Toyota	9%	10%
Honda	6%	7%
Volkswagen	4%	4%
Nissan	1%	1%
Others	2%	2%
Total Volume Non-U.S.	22%	24%
U.S.:
General Motors / Chrysler / Ford	2%	3%
Stand-Alone Used	6%	3%
Total	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	52%	56%
U.K.	41%	38%
Other International	7%	6%
Total	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	57%	61%
U.K.	37%	34%
Other International	6%	5%
Total	100%	100%

9

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations Same-Store

Selected Data

(Unaudited)

	Three Months Ended
	March 31,		2018 vs. 2017
	2018	2017	Change	% Change
Retail Automotive Same-Store Units:
New Retail	57,925	58,852	(927)	(1.6)%
Used Retail	53,315	51,993	1,322	2.5%
Total	111,240	110,845	395	0.4%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,394.5	$2,244.2	$150.3	6.7%
Used Vehicles	1,544.4	1,385.8	158.6	11.4%
Finance and Insurance, Net	137.7	124.7	13.0	10.4%
Service and Parts	523.3	484.4	38.9	8.0%
Fleet and Wholesale	229.0	250.0	(21.0)	(8.4)%
Total Revenue	$4,828.9	$4,489.1	$339.8	7.6%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$176.0	$172.4	$3.6	2.1%
Used Vehicles	85.7	80.6	5.1	6.3%
Finance and Insurance, Net	137.7	124.7	13.0	10.4%
Service and Parts	302.5	283.5	19.0	6.7%
Fleet and Wholesale	4.7	5.5	(0.8)	(14.5)%
Total Gross Profit	$706.6	$666.7	$39.9	6.0%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$41,338	$38,133	$3,205	8.4%
Used Vehicles	28,968	26,654	2,314	8.7%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$3,039	$2,929	$110	3.8%
Used Vehicles	1,607	1,550	57	3.7%
Finance and Insurance	1,238	1,125	113	10.0%
Total Variable Gross Profit Per Vehicle (1)	3,590	3,407	183	5.4%

Retail Automotive Same-Store Gross Margin:
New Vehicles	7.4%	7.7%	(0.3)%	(3.9)%
Used Vehicles	5.5%	5.8%	(0.3)%	(5.2)%
Service and Parts	57.8%	58.5%	(0.7)%	(1.2)%
Fleet and Wholesale	2.1%	2.2%	(0.1)%	(4.5)%
Total Gross Margin	14.6%	14.9%	(0.3)%	(2.0)%

Retail Automotive Revenue Mix Percentages:
New Vehicles	49.6%	50.0%	(0.4)%	(0.8)%
Used Vehicles	32.0%	30.9%	1.1%	3.6%
Finance and Insurance, Net	2.9%	2.8%	0.1%	3.6%
Service and Parts	10.8%	10.8%	—%	—%
Fleet and Wholesale	4.7%	5.5%	(0.8)%	(14.5)%
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	24.9%	25.9%	(1.0)%	(3.9)%
Used Vehicles	12.1%	12.1%	—%	—%
Finance and Insurance, Net	19.5%	18.7%	0.8%	4.3%
Service and Parts	42.8%	42.5%	0.3%	0.7%
Fleet and Wholesale	0.7%	0.8%	(0.1)%	(12.5)%
Total	100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail automotive unit sales.

10

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

Selected Data

(Unaudited)

	Three Months Ended
	March 31,		2018 vs. 2017
	2018	2017	Change	% Change
Retail Commercial Truck Units:
New Retail	1,654	1,126	528	46.9%
Used Retail	451	381	70	18.4%
Total	2,105	1,507	598	39.7%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$170.4	$110.7	$59.7	53.9%
Used Vehicles	26.5	19.0	7.5	39.5%
Finance and Insurance, Net	3.2	2.1	1.1	52.4%
Service and Parts	90.4	78.0	12.4	15.9%
Wholesale	1.9	1.9	—	—%
Total Revenue	$292.4	$211.7	$80.7	38.1%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$6.7	$4.5	$2.2	48.9%
Used Vehicles	2.7	1.0	1.7	170.0%
Finance and Insurance, Net	3.2	2.1	1.1	52.4%
Service and Parts	34.0	28.8	5.2	18.1%
Wholesale	—	—	—	nm
Total Gross Profit	$46.6	$36.4	$10.2	28.0%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$103,041	$98,271	$4,770	4.9%
Used Vehicles	58,708	49,845	8,863	17.8%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$4,069	$3,981	$88	2.2%
Used Vehicles	5,829	2,589	3,240	125.1%
Finance and Insurance	1,520	1,426	94	6.6%
Total Variable Gross Profit Per Vehicle (1)	5,986	5,043	943	18.7%

Retail Commercial Truck Gross Margin:
New Vehicles	3.9%	4.1%	(0.2)%	(4.9)%
Used Vehicles	10.2%	5.3%	4.9%	92.5%
Service and Parts	37.6%	36.9%	0.7%	1.9%
Total Gross Margin	15.9%	17.2%	(1.3)%	(7.6)%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail commercial truck unit sales.

nm – not meaningful

11

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations Same-Store

Selected Data

(Unaudited)

	Three Months Ended
	March 31,		2018 vs. 2017
	2018	2017	Change	% Change
Retail Commercial Truck Same-Store Units:
New Retail	1,654	1,126	528	46.9%
Used Retail	451	381	70	18.4%
Total	2,105	1,507	598	39.7%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$170.4	$110.7	$59.7	53.9%
Used Vehicles	26.5	19.0	7.5	39.5%
Finance and Insurance, Net	2.1	2.1	—	—%
Service and Parts	89.8	78.0	11.8	15.1%
Wholesale	1.9	1.9	—	—%
Total Revenue	$290.7	$211.7	$79.0	37.3%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$6.7	$4.5	$2.2	48.9%
Used Vehicles	2.7	1.0	1.7	170.0%
Finance and Insurance, Net	2.1	2.1	—	—%
Service and Parts	33.8	28.8	5.0	17.4%
Wholesale	—	—	—	nm
Total Gross Profit	$45.3	$36.4	$8.9	24.5%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$103,041	$98,271	$4,770	4.9%
Used Vehicles	58,708	49,845	8,863	17.8%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,069	$3,981	$88	2.2%
Used Vehicles	5,829	2,589	3,240	125.1%
Finance and Insurance	1,016	1,426	(410)	(28.8)%
Total Variable Gross Profit Per Vehicle (1)	5,463	5,043	420	8.3%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	3.9%	4.1%	(0.2)%	(4.9)%
Used Vehicles	10.2%	5.3%	4.9%	92.5%
Service and Parts	37.6%	36.9%	0.7%	1.9%
Total Gross Margin	15.6%	17.2%	(1.6)%	(9.3)%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail commercial truck unit sales.

nm – not meaningful

12

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three months ended March 31, 2018 and 2017:

	Three Months Ended
	March 31,		2018 vs. 2017
(Amounts in Millions)	2018	2017	Change	% Change

Net Income	$107.8	$83.0	$24.8	29.9%
Add: Depreciation	25.6	22.4	3.2	14.3%
Other Interest Expense	29.8	25.0	4.8	19.2%
Income Taxes	36.6	41.1	(4.5)	(10.9)%
(Income) Loss from Discontinued Operations, net of tax	(0.1)	0.6	(0.7)	nm
EBITDA	$199.7	$172.1	$27.6	16.0%

nm – not meaningful

# # # # # # #

13